8. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET (Details 1) - CNY (¥) ¥ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Investment in property on operating leases	¥ 1,446,226	¥ 1,444,999
Less: Accumulated depreciation	(190,054)	(144,872)
Total	1,256,172	1,300,127
Buildings and leasehold improvements
Investment in property on operating leases	1,338,773	1,338,773
Equipment
Investment in property on operating leases	¥ 107,453	¥ 106,226